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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 2, 2007

                          ALLIANCE PHARMACEUTICAL CORP.
             (Exact name of registrant as specified in its charter)


          NEW YORK                      000-12950                14-1644018
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


 4660 LA JOLLA VILLAGE DRIVE, SUITE 740                            92122
             SAN DIEGO, CA
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (858) 410-5200


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 2, 2007, we issued a press release that included an update regarding our financial condition. The full text of this press release issued in connection with the announcement regarding our financial condition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD LOOKING STATEMENTS - Included in the press release are "forward-looking statements." Statements in the press release that are forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations reflected in such forward-looking statements will prove to have been correct. Our actual results could differ materially from those anticipated in the forward-looking statements. We refer you to the cautionary statements and risk factors set forth in the documents we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-KSB. We are not under any obligation (and expressly disclaim any obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS


NUMBER   DESCRIPTION
------   -----------------------------------------------------------------------
99.1     Press release of Alliance Pharmaceutical Corp. dated April 2, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Alliance Pharmaceutical Corp.


                                       By:  /s/ Duane J. Roth
                                            ------------------------------------
                                            Duane J. Roth
                                            Chairman and Chief Executive Officer


Dated:  April 2, 2007